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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported September 28, 2007):
                                October 1, 2007

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                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)

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           DELAWARE                       333-78571-02            04-3433730
 (State or Other Jurisdiction                                 (I.R.S. Employer
of Incorporation or Organization)   (Commission File Number) Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
          (Address of Principal Executive Offices, including Zip Code)

                                 (803) 396-3000
                     (Telephone Number including Area Code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


         Muzak Holdings LLC and Muzak LLC announced the resignation of David Moore as Chief Technology Officer of Muzak LLC. The resignation was effective as of September 28, 2007. Muzak LLC has decided not to appoint an immediate successor.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    October 1, 2007

Muzak Holdings LLC



By:      /S/ Stephen P. Villa
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Name:    Stephen P. Villa
Title:   Chief Executive Officer